UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

[ X ] Filed by the Registrant
[   ] Filed by a Party other than the Registrant

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240.14a-12


                               CONVERA CORPORATION


                (Name of Registrant as Specified In Its Charter)

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                               CONVERA CORPORATION
                          1921 Gallows Road, Suite 200
                             Vienna, Virginia 22182


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held on July 12, 2005


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Convera Corporation, a Delaware corporation ("Convera" or the "Company"), will be held at Convera's corporate headquarters, 1921 Gallows Road, Suite 200, Vienna, Virginia 22182, at 10:00 a.m. local time, on Tuesday, July 12, 2005 for the following purposes:


     1. To elect ten directors of the Company for terms expiring at the 2006 Annual Meeting.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on May 27, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


                                 By Order of the Board of Directors,

                                 John R. Polchin
                                 Executive Vice President, Chief Financial
                                 Officer, Treasurer & Secretary

Dated:    May 31, 2005

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN
ENVELOPE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD

                               CONVERA CORPORATION
                          1921 Gallows Road, Suite 200
                             Vienna, Virginia 22182


                    Annual Meeting of Shareholders to be Held
                                on July 12, 2005


                                 PROXY STATEMENT


     This Proxy Statement is furnished to shareholders in connection with the solicitation by the Board of Directors of Convera Corporation, a Delaware corporation (the "Company" or "Convera"), of proxies for use at the 2005 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on Tuesday, July 12, 2005 at 10:00 a.m. local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. The Annual Meeting will be held at Convera Corporation's corporate headquarters located at 1921 Gallows Road, Suite 200, Vienna, Virginia 22182. The proxy solicitation materials are being mailed to shareholders on or about June 13, 2005.

     The Board of Directors has fixed May 27, 2005 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. On that day, there were outstanding 38,810,382 shares of Convera Class A common stock.

     A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Shareholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

     Each shareholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such shareholder on the record date. Shareholders do not have cumulative voting rights. Shareholders may vote their shares by using the enclosed form of proxy for use at the Annual Meeting. The proxy may be revoked by a shareholder at any time prior to the exercise thereof, and any shareholder present at the Annual Meeting may revoke his proxy thereat and vote in person if he or she so desires. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted for the election of the nominees for directors named in Item 1 herein (unless authority to vote is withheld).

     Convera's Annual Report for the fiscal year ended January 31, 2005 is enclosed with this Proxy Statement for each shareholder.

                                     Item 1

                              ELECTION OF DIRECTORS

General

     Ten individuals, all of whom are members of the present Board of Directors, have been nominated for election as directors of the Company until the next annual meeting and until their respective successors are elected and qualified.

     The persons named in the proxy, who have been designated by the Company's management, intend, unless otherwise instructed on the proxy card, to vote for the election to the Board of Directors of the persons named below. If any nominee should become unavailable to serve, the proxy may be voted for the election of another person designated by the Board of Directors. The Board of Directors has no reason to believe any of the persons named will be unable to serve if elected. The affirmative vote of the holders of a plurality of the shares of common stock voting at the Annual Meeting is necessary for the election of directors. Any shares not voted (by abstention, broker non-vote, or otherwise) have no impact on the vote. The Board of Directors recommends a vote FOR the nominees listed below.

Information Concerning Directors and Nominees

     Information regarding each nominee for director is set forth in the following table.

Name                                  Age         Position

Ronald J. Whittier                    69          Chairman

Patrick C. Condo                      48          President, Chief Executive
                                                   Officer, and Director

Herbert A. Allen                      65          Director

Herbert A. Allen III                  37          Director

Stephen D. Greenberg                  56          Director

Eli S. Jacobs                         67          Director

Donald R. Keough                      78          Director

William S. Reed                       67          Director

Carl J. Rickertsen                    45          Director

Jeffrey White                         57          Director

     Ronald J. Whittier has been Chairman of the Company since the effective date of the business combination transaction (the "Combination") of the former Excalibur Technologies Corporation ("Excalibur") and Intel Corporation's ("Intel") Interactive Media Services division which created the Company on December 21, 2000 and was Chief Executive Officer from December 21, 2000 through April 5, 2001. Mr. Whittier is a founder and Chairman of TechFutures, a non-profit school, and has held that position since 1999. Mr. Whittier formerly held the position of Senior Vice President of Intel and General Manager of Intel's Interactive Media Services division from 1999 until December 21, 2000. From 1995 to 1999, he was responsible for coordinating Intel's various activities in content, applications and authoring tools. Prior to 1995, he held various jobs at Intel, including manager of Intel Architecture Labs, Director of Corporate Marketing and general manager of the Memory Products Division. Mr. Whittier joined Intel in 1970.

     Patrick C. Condo has been President and a director of the Company since the effective date of the Combination on December 21, 2000 and was appointed to the additional position of Chief Executive Officer on April 5, 2001. Mr. Condo was formerly President and Chief Executive Officer of Excalibur since November 1995 and a director since January 1996, in each case through the effective date of the Combination. Mr. Condo was President of Excalibur from May 1995 to November 1995. He became Executive Vice President of Excalibur in January 1995 after serving as the Director of Business Development from November 1992.

     Herbert A. Allen has been a director of the Company since the effective date of the Combination on December 21, 2000 and was a director of Excalibur since June 2000. He has been President, Chief Executive Officer, Managing Director and a director of Allen & Company Incorporated, a privately-held investment firm, for more than the past five years. He is a member of the Board of Directors of The Coca-Cola Company. He is the father of Herbert A. Allen III.

     Herbert A. Allen III has been a director of the Company since January 2002. He has been President of Allen & Company LLC, an investment banking firm and broker-dealer affiliated with Allen & Company Incorporated, since September 2002. Prior to that, he was a Vice-President and later an Executive Vice President and a Managing Director of Allen & Company Incorporated since 1993. Prior to 1993, Mr. Allen was employed by T. Rowe Price, an investment management firm, and Botts & Company Limited, a funds management and investment company. He is the son of Herbert A. Allen.

     Stephen D. Greenberg has been a director of the Company since August 2001. He has been a Managing Director of Allen & Company LLC since September 2002 and a Managing Director of Allen & Company Incorporated from January 2002 through August 2002. Prior to that, he served as Chairman of Fusient Media Ventures, Inc., a company focused on investing in and building branded media and sports properties, since 2000. Mr. Greenberg was a private investor from 1998 to 1999. From 1994 to 1998, Mr. Greenberg was President of Classic Sports Network, a cable sports network. He is a member of the Board of Directors of The Topps Company, Inc., a sports cards and confectionery products company.

     Eli S. Jacobs has been a director of the Company since February 2002. He has been a private investor for more than the past five years.

     Donald R. Keough has been a director of the Company since January 2002. He was Chairman of Excalibur from June 1996 until the Combination. Since 1993, Mr. Keough has been Chairman of DMK International, an investment company, and of Allen & Company Incorporated. Mr. Keough has also been Chairman of Allen & Company LLC since September 2002. Mr. Keough also serves on the Board of Directors of Berkshire Hathaway Inc., The Coca-Cola Company and InterActiveCorp.

     William S. Reed has been a director of the Company since February 2002. He has been self-employed as a management consultant since June 2002. Prior to that, Mr. Reed was Vice President of Finance & Administration of Wellesley College since 1990.

     Carl J. Rickertsen has been a director of the Company since April 2003. Since January 2004, Mr. Rickertsen has been a Managing Partner at Pine Creek Partners, an investment firm. From 1994 to 2003, Mr. Rickertsen was Chief Operating Officer of Thayer Capital, an investment firm. He also serves on the Board of Directors of MicroStrategy Incorporated, a software company, and United Agri-Products, a distributor of farm products.

     Jeffrey White has been a director of the Company since May 2003. Since February 2003, Mr. White has been President of Fare Play, Inc., a consulting company to major league baseball teams. He was self-employed as a consultant from April 2002 until February 2003. From 1991 through 2002, Mr. White served as Senior Vice President and Chief Financial Officer for Major League Baseball, Office of the Commissioner.


Information Concerning the Board of Directors and Its Committees

     The Board of Directors held nine meetings during the fiscal year ended January 31, 2005. Each incumbent director attended more than 75% of the aggregate number of meetings of the Board of Directors and appropriate committees held during fiscal year 2005 since his election.

     The Board has determined that the following directors are "independent" under the current rules of the Nasdaq Stock Market ("Nasdaq"): Eli S. Jacobs, Carl J. Rickertsen and Jeffrey White. The Board of Directors has standing Audit, Compensation and Nominating Committees.

     The Board of Directors has established a number of committees. The Audit Committee met four times during the fiscal year ended January 31, 2005. The Audit Committee consists of Mr. Eli Jacobs, Mr. Carl Rickertsen and Mr. Jeffrey White (Chairman). The Board has determined that all members of the audit committee are independent directors under Nasdaq rules and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. White qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. Information regarding the functions performed by the Audit Committee is set forth in the "Report of the Audit Committee," included in this proxy statement. The Audit Committee is governed by a written charter, a copy of which is incorporated by reference to the Company's 2003 proxy statement filed May 28, 2003.

     The   Compensation   and  Stock  Option   Administration   Committee   (the
"Compensation Committee"), is composed of two directors, Mr. Herbert A. Allen (Chairman) and Mr. Stephen D.

Greenberg. The members of the Compensation Committee are not deemed independent under Nasdaq rules. The Compensation and Stock Option Administration Committee administers management compensation and makes recommendations in that regard to the Board of Directors and administers the Company's stock option plans. The Compensation and Stock Option Administration Committee acted by unanimous written consent on one occasion in fiscal year 2005.

     The Nominating Committee is composed solely of Herbert A. Allen III. Mr. Allen III is not deemed independent under Nasdaq rules. The Nominating Committee's responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors. The Nominating Committee has not adopted a formal charter for the committee.

     Each non-employee director is paid $4,000 for attending each meeting of the Board of Directors or its committees at which there is a quorum, whether in person or by telephone, up to a maximum of $20,000 per fiscal year. In addition, all directors are eligible for reimbursement of their expenses in attending meetings of the Board of Directors or its committees. Further, each non-employee director is granted options to purchase 25,000 shares of Convera common stock upon becoming a director. Such options vest in six semi-annual installments over three years and have a term of ten years.

Controlled Company Exemption Election

     The Company has determined that due to the beneficial ownership by Allen Holding Inc., Herbert A. Allen and certain affiliates and related persons of greater than 50% of the outstanding Company's common stock, the Company is a "controlled company" as defined in the Nasdaq listing rules. As such, the Company has elected to be exempted from the Nasdaq requirements that the Board of Directors have a majority of independent directors and that the Company have nominating and compensation committees composed entirely of independent directors.

Communication with Directors

     Stockholders who wish to communicate with the entire Board, the non-management Directors as a group or the Chairs of any of the Board committees may do so telephonically by calling (877) 888-0002 or by mail c/o Corporate Secretary, Convera Corporation, 1921 Gallows Road, Suite 200, Vienna, Virginia 22181. Communications are initially routed to the Chairman of the Audit Committee and outside counsel and, thereafter, are distributed to the Board, or to any individual Director or Directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as spam, job inquiries, business solicitations or product inquiries. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any Director upon request.

     The Company has a policy of encouraging directors to attend the annual stockholder meetings but such attendance is not required. Two of our directors attended the 2004 Annual Meeting.

Director Nomination

     Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that members of the Company's Audit Committee meet the financial literacy and sophistication requirements under the Nasdaq rules and at least one of them qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. Nominees for Director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

     Stockholder Nominees. The Nominating Committee will consider written proposals from stockholders for nominees for Director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, "Shareholder Proposals To Be Presented at Next Annual Meeting" below.

     Process for Identifying and Evaluating Nominees. The Nominating Committee believes the Company is well-served by its current Directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will renominate incumbent Directors who continue to be qualified for Board service and are willing to continue as Directors. If an incumbent Director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a Director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

     The Company has never received a proposal from a stockholder to nominate a Director. Although the Nominating Committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

     Board Nominees for the 2005 Annual Meeting. Each of the nominees listed in this Proxy Statement are current Directors standing for re-election.

Code of Business Conduct and Ethics

     The Company has adopted a written code of conduct and ethics (the "Code") which is applicable to all of the Company's officers, directors and employees, including the Company's Chief Executive Officer and Chief Financial Officer (collectively, the "Senior Officers"). In accordance with the rules and regulations of the Securities and Exchange Commission and the rules of Nasdaq, a copy of the Code has been posted on the Company's website at http://www.convera.com. The Company intends to disclose any changes in or waivers from the Code applicable to any Senior Officers on its website or by filing a Form 8-K.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee are Mr. Herbert A. Allen, and Mr. Stephen D. Greenberg. None of the Compensation Committee members is an officer or employee of the Company or its subsidiaries. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Certain Relationships and Related Transactions

     Since February 1, 2004, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our capital stock or any member of such person's immediate family had or will have a direct or indirect material interest other than agreements which are described under the caption "Executive Compensation" and the transaction described below.

     On September 16, 2004, the Company completed a private placement of 3,433,333 newly-issued shares of common stock to several investors. The shares were priced on September 7, 2004 at $3.00 per share, representing a premium to the $2.80 closing market price on such date. The private placement resulted in gross proceeds of $10.3 million. The following directors, holders of more than 5% of the Company's capital stock and members of such persons' immediate family purchased shares of common stock in the private placement in the amounts shown below:

         Name                                 Shares
Allen & Company Incorporated                 500,000
Allen & Company LLC                           66,667
Herbert A. Allen                             700,000
Susan K. Allen                               700,000
Bruce Allen                                  700,000
Donald Keough                                 83,333
Keough Partners L.P.                          83,333
Ronald J. Whittier                           333,333

                             EXECUTIVE COMPENSATION

Executive Officers of the Registrant

     The Board of Directors appoints the executive officers of the Company to serve until their successors have been duly appointed and qualified. The following information indicates the position, age and business experience of the current Convera executive officers, Messrs. Condo, Samowich, and Polchin. There are no family relationships between any of the executive officers of the Company.

Name                 Age  Position

Patrick C. Condo     48   President and Chief Executive Officer

Steven M. Samowich   54   Executive Vice President and Chief Operating Officer

John R. Polchin      41   Executive Vice President, Chief Financial Officer,
                           Treasurer & Secretary


     See the discussion included in the preceding section for the business experience of Mr. Condo.

     Steven M. Samowich joined the Company as Executive Vice President and Chief Operating Officer in May 2004. Prior to joining Convera, he was Vice President of the Government Business Unit at Open Text Corporation, a software company, from 2002. Prior to that, Mr. Samowich was President, Chief Executive Officer and a member of the board of directors at Infodata Systems, an information technology professional services and systems integration firm from 1998.

     John R. Polchin joined the Company as Executive Vice President, Chief Financial Officer, Treasurer and Secretary in May 2004. Prior to joining Convera, he was Vice President, Chief Financial Officer and Treasurer of InteliData Technologies Corporation, a provider of online banking software solutions and services from 2002. Previous to that, he was Chief Financial Officer at Orblynx, Incorporated, a global Internet infrastructure company, from 2000. From 1996 to 2000, Mr. Polchin held the positions of Executive Vice President, Chief Financial Officer and Vice President and Treasurer at e.spire Communications, a publicly traded telecommunications and Internet concern.

Summary Compensation Table

     The following table presents information concerning the compensation of the Company's Chief Executive Officer and the executive officers who served during the fiscal year ended January 31, 2005 whose total salary and bonus exceeded $100,000 in the 2005 fiscal year (the "Named Executive Officers"), as well as the previous two fiscal years or from their respective start dates:

                                                                            Long Term Compensation
                                    Annual Compensation                 Awards                 Payouts
                                                       Other                  Securities
                                                      Annual                  Underlying
                                                      Compen-    Restricted    Stock
                                                      Compen-     Stock      Options        LTIP           All
Name and Principal      Fiscal                        sation     Award(s)       SARS       Payouts        Other
Position                Year  Salary ($)   Bonus ($)      ($)         ($)        (#)         ($)             (4)
($)

Patrick C. Condo        2005    480,000       39,000                    --     750,000        --         --
President and Chief     2004    480,000       50,000       --    2,622,000(1)       --        --         --
Executive Officer       2003    380,000       45,000       --           --          --        --         --

Steven M. Samowich      2005    182,852       90,000  100,000(3)        --     300,000        --         --
Chief Operating
Officer (2)

John  R. Polchin        2005    187,500       40,000   30,000(3)        --     400,000        --         --
Chief Financial
Officer, Treasurer
& Secretary (4)
____________________________

(1)      This amount represents a deferred stock award of 600,000 shares at a market value of $4.37 per share on the date of grant.  Under the amended deferred share agreement, 150,000 of these shares vest on each consecutive one-year anniversary of the grant date as long as Mr. Condo's continues his employment, except that the shares shall vest earlier upon a termination without cause, Mr. Condo's death or disability or a change in control of the Company.

(2)      Mr.  Samowich joined the Company in May 2004.

(3)      Represents the amount of a signing bonus paid upon joining the Company.  See "Executive Compensation -
         Employment Agreements and Other Arrangements."

(4)      Mr.  Polchin joined the Company in May 2004.



Option Grants in Last Fiscal Year

     The following table sets forth certain information concerning options granted during the fiscal year ended January 31, 2005 to the Named Executive Officers.

                                                                                               Potential realizable value
                                                                                               at assumed annual rates of
                                                                                              stock price appreciation for
                                                                                                   option term (1)
                                                Individual Grants
                             ---------------------------------------------------------------
                                            Percent of total
                                              options/SARs     Exercise or
                                               granted to       base price
                               Options        employees in        ($/Sh)     Expiration date
           Name                Granted       fiscal year(2)                                         5% ($)        10% ($)
Patrick C. Condo              750,000(3)          19%             $4.71        11/30/2014          2,221,570    5,629,895

Steven M. Samowich             300,000             8%             $2.75         5/7/2014             566,005    1,434,368

John R. Polchin                300,000             8%             $3.00         5/1/2014             296,209      750,653
                               100,000             2%             $4.71        11/30/2014            519,027    1,315,316
__________________

(1)      The 5% and 10% assumed annual rates of appreciation are mandated by rules of the Securities and Exchange
         Commission and do not reflect estimates or projections of future Common Stock prices.  There can be no assurance that the amounts reflected in this table will be achieved.

(2)      This percentage is based on the total number of options granted to the Company's employees during the fiscal year ended January 31, 2005.  All options granted to the Named Executive Officers vest in eight equal annual installments every six months following the date of grant.  In addition, the options contain certain provisions which provide for accelerated vesting of all or a portion of the options following a change in control of the
         Company.

(3)         The vesting of Mr. Condo's options was also subject to the satisfaction of certain performance-based criteria which were met on February 1, 2005.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values

       The following  table sets forth,  as of January 31, 2005, the number of options and the value of exercised and unexercised options held by the Named Executive Officers.

--------------------------- ---------------- ------------------ ------------------ ------------------------------
                                                                    Number of
                                                                   Securities
                                                                   Underlying
                                                                   Unexercised
                                                                 Options/SARS at       Value of Unexercised
                                                                 Fiscal Year-End           In-the Money
                                                                       (#)                Options/SARS at
                                Shares                            Exercisable/          Fiscal Year-End ($)
                              Acquired on           Value         Unexercisable            Exercisable/
           Name              Exercise (#)       Realized ($)                             Unexercisable (1)
--------------------------- ---------------- ------------------ ------------------ ------------------------------
--------------------------- ---------------- ------------------ ------------------------ --------------------------------

--------------------------- ---------------- ------------------ ------------------------ --------------------------------
--------------------------- ---------------- ------------------ ------------------------ --------------------------------
Patrick C. Condo                75,000            $5,750            1,012,500/812,500      $203,625/$53,125

Steven M. Samowich                --                --                 37,500/262,500      $74,962/$524,738

John R. Polchin                   --                --                 37,500/362,500      $65,625/$463,375



--------------------------- ---------------- ------------------ ------------------------ --------------------------------
(1)      The  closing  price of the  Company's  common  stock on January  31,  2005,  the last  trading  day of the
     Company's fiscal year, was $4.75 per share.


Equity Compensation Plan Information

         The following table sets forth, as of January 31, 2005,  information  with respect to the Company's  equity compensation plans:


                                                Number of           Weighted-Average         Number of Securities
                                            Securities to be                               Remaining Available for
                                          Issued Upon Exercise      Exercise Price of       Future Issuance Under
                                             of Outstanding       Outstanding Options,    Equity Compensation Plans
                                          Options, Warrants and    Warrants and Rights      (excluding securities
                                                 Rights                    (1)             reflected in column (a))
               Plan Category                       (a)                     (b)                       (c)
    Equity compensation plans approved
    by security holders:
    1.  Convera Stock Option Plan               10,424,826                 $4.55                      2,380,747
    2.  Convera Employee Stock
            Purchase Plan                                -                     -                        726,408
    Equity compensation plans not
    approved by security holders:                     None           Not Applicable              Not Applicable

(1) For purposes of calculating the  weighted-average  exercise price,  deferred shares have been excluded  because there is no exercise price.


Employment Agreements and Other Arrangements

     In May 1998, Mr. Condo entered into an agreement with Excalibur under which Mr. Condo would be paid an amount equal to twelve months of base salary plus bonus compensation and continuation of his employee benefits for one year in the event Mr. Condo's employment was terminated or he was removed from his position as chief executive officer within six months following certain "change of control" events relating to Excalibur. Such arrangement was approved by the full Board of Directors. In connection with the formation of Convera, Mr. Condo waived all rights to these payments to which he would have been entitled as a result of the Combination. He simultaneously entered into an agreement with Convera under which Mr. Condo will be paid an amount equal to twelve months of base salary plus bonus compensation and continuation of his employee benefits for one year in the event Mr. Condo's employment is terminated or he is removed from his position as President of Convera within six months following change of control events relating to Convera. For fiscal 2005, Mr. Condo's annual salary and bonus amounted to $519,000.

     In addition, pursuant to a Deferred Stock Agreement dated as of May 20, 2003, as amended on May 18, 2004, the Board of Directors awarded Mr. Condo 600,000 deferred shares of the Company's common stock under the Company's 2000 Stock Option Plan. Under such amended agreement, 150,000 shares of common stock vest on each consecutive one-year anniversary of the date of grant as long as Mr. Condo remains continuously employed with the Company through such vesting date. Notwithstanding such vesting schedule, all of the deferred shares will vest on the earlier occurrence of Mr. Condo's termination of employment without cause, death or disability or a change of control of the Company.

     In April 2004, the Company entered into an at-will employment agreement with Steven M. Samowich, whereby Mr. Samowich agreed to act as the Company's Chief Operating Officer. Under his agreement Mr. Samowich's base salary is $250,000 and he is eligible for a bonus of up to $225,000 per fiscal year, depending upon the Company's actual performance compared to the Company's operating plan. In the first year of employment, Samowich is guaranteed a bonus of at least $90,000. Upon joining the Company, Mr. Samowich was paid a sign-on bonus of $100,000 and was granted options to purchase 300,000 shares of the Company's common stock pursuant to the Company's 2000 Stock Option Plan. Mr. Samowich's options vest 12.5% every six months and such vesting accelerates upon a change of control event affecting the Company. If Mr. Samowich's employment is terminated by the Company (other than for reasons set forth in the agreement), the Company shall pay Mr. Samowich an amount equal to one year of his then-current base salary paid out over the Company's regular payroll schedule following the effective date of his release.

     In April 2004, the Company entered into an at-will employment agreement with John R. Polchin, whereby Mr. Polchin agreed to act as the Company's Executive Vice President, Chief Financial Officer and Treasurer. Under his agreement, Mr. Polchin's base salary is $250,000 and he is eligible for a bonus of up to $150,000 per fiscal year, depending upon the Company's actual performance compared to the Company's operating plan. Upon joining the Company, Mr. Polchin was paid a sign-on bonus of $30,000 and was granted options to purchase 300,000 shares of the Company's common stock pursuant to the Company's 2000 Stock Option Plan. Mr. Polchin's options vest 12.5% every six months and such vesting accelerates upon a change of control event affecting the Company. If Mr. Polchin's employment is terminated by the Company (other than for reasons set forth in the agreement) or by Mr. Polchin (in circumstances where he is entitled to do so under the agreement), the Company shall pay Mr. Polchin any unpaid base salary, unreimbursed business expenses and accrued vacation through the termination date, as well as a lump sum amount equal to any bonus earned but not paid and one year of his then-current base salary.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of April 30, 2005, information concerning the ownership of all classes of common stock of the Company of (i) all persons known to the Company to beneficially own 5% or more of the Company's common stock, (ii) each director of the Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group. Share ownership includes shares issuable upon exercise of outstanding options that are exercisable within 60 days of April 30, 2005.

                                                   Amount and Nature                       Percent
Name and Address  of Beneficial                           of Class
of Beneficial Owner                                  Ownership (1)                          Owned


Allen Holding Inc.                                    11,696,323 (2)                         30.2%
711 Fifth Avenue
New York, NY 10022

Susan K. Allen                                         3,170,369 (3)                          8.2%
711 Fifth Avenue
New York, NY 10022

Ronald J. Whittier                                     1,338,937 (4)                          3.4%

Herbert A. Allen                                      16,244,193 (5)                         42.0%

Herbert A. Allen III                                     475,787 (6)                          1.2%

Stephen D. Greenberg                                      85,000 (7)                          *

Eli S. Jacobs                                             34,166 (8)                          *

Donald R. Keough                                         684,166 (9)                          1.8%

William S. Reed                                           25,000 (10)                         *

Carl J. Rickertsen                                        45,832 (11)                         *

Jeffrey White                                             32,498 (12)                         *

Patrick C. Condo                                       1,365,700 (13)                        3.4%

Steven M. Samowich                                        75,000 (14)                        *

John R. Polchin                                           87,499 (15)                        *

All directors and executive officers                  20,493,778 (16)                        49.8%
 as a group (12 persons)

*  Represents less than one percent of the outstanding common stock.


     (1) To the Company's knowledge, each person or entity listed has sole voting and investment power as to the shares indicated, except as described below.

                                       14



     (2) Includes shares owned by Allen & Company Incorporated ("ACI"), a wholly-owned subsidiary of Allen Holding Inc. ("AHI"). Does not include any shares held directly by Herbert A. Allen, Herbert A. Allen
          III,  Susan K. Allen,  Bruce Allen,  Stephen D.  Greenberg,  Donald R.
          Keough and certain of their affiliates, who together with AHI and ACI may be considered a "group," as such term is defined by Section 13(d) of the Securities Exchange Act of 1934 ("Section 13(d)"), and as disclosed in the Amendment No. 3 on Schedule 13D filed by such parties with the Securities and Exchange Commission on September 24, 2004.

     (3)  Does not include shares owned by AHI, ACI,  Herbert A. Allen,  Herbert
          A. Allen III, Bruce Allen, Stephen D. Greenberg, Donald R. Keough and certain of their affiliates, who together with Ms. Allen may be considered a "group," as such term is defined by Section 13(d).

     (4) Includes outstanding options to purchase 904,166 shares, which were exercisable on or within 60 days of April 30, 2005.

     (5)  Includes  the shares held  directly by AHI and by ACI.  Mr.  Allen,  a stockholder and the President and Chief  Executive  Officer of AHI and
          the  President  and Chief  Executive  Officer of ACI,  may be deemed a beneficial  owner  of the  shares  held  by AHI  and  ACI.  Mr.  Allen disclaims  beneficial  ownership of the securities reported to be held by AHI  and  ACI,  except  to the  extent  of his  pecuniary  interest therein.  Also includes  25,000 shares  underlying  outstanding  stock options exercisable within 60 days held by Mr. Allen. Does not include shares  owned by Herbert A. Allen III,  Susan K. Allen,  Bruce  Allen,
          Stephen  D.   Greenberg,   Donald  R.  Keough  and  certain  of  their
          affiliates, who together with Mr. Allen, AHI and ACI may be considered a "group," as such term is defined by Section 13(d).

     (6) Includes 383,820 shares owned by HAGC Partners L.P. and 66,667 shares owned by Allen & Company LLC, as to which Mr. Herbert A. Allen III shares voting and disposition authority. Also includes outstanding options to purchase 25,000 shares, which were exercisable on or within 60 days of April 30, 2005. Mr. Allen disclaims beneficial ownership of the shares held by HAGC Partners L.P. and Allen & Company LLC, except to the extent of his pecuniary interest therein. Does not include shares owned by AHI, ACI, Herbert A. Allen, Susan K. Allen, Bruce
          Allen, Stephen D. Greenberg, Donald R. Keough and certain of their affiliates, who together with Mr. Herbert A. Allen III may be considered a "group," as such term is defined by Section 13(d).

     (7) Includes outstanding options to purchase 25,000 shares, which were exercisable on or within 60 days of April 30, 2005. Does not include shares owned by AHI, ACI, Herbert A. Allen, Herbert A. Allen III,
          Susan K. Allen, Bruce Allen, Donald R. Keough and certain of their affiliates, who together with Mr. Greenberg may be considered a "group," as such term is defined by Section 13(d).

     (8) Represents outstanding options to purchase 34,166 shares, which were exercisable on or within 60 days of April 30, 2005.

     (9)  Includes 257,000 shares held by a family trust and 113,333 shares held by Keough  Partners  L.P.,  as to which Mr.  Keough  shares voting and disposition  authority,  and  outstanding  options to purchase  25,000 shares, which were exercisable on or within 60 days of April 30, 2005.
          Mr. Keough  disclaims  beneficial  ownership of the securities held by the family trust and Keough  Partners L.P.,  entities  established for the benefit of his family.  Does not include shares owned by AHI, ACI,
          Herbert A. Allen,  Herbert A. Allen III, Susan K. Allen,  Bruce Allen,
          Stephen D.  Greenberg  and certain of their  affiliates,  who together with Mr.  Keough may be  considered a "group," as such term is defined by Section 13(d).

                                       15



          (10) Represents outstanding options to purchase 25,000 shares, which were exercisable on or within 60 days of April 30, 2005.

          (11) Includes outstanding options to purchase 25,832 shares, which were exercisable on or within 60 days of April 30, 2005.

          (12) Represents outstanding options to purchase 34,298 shares, which were exercisable on or within 60 days of April 30, 2005.

          (13) Includes outstanding options to purchase 1,157,122 shares, which were exercisable on or within 60 days of April 30, 2005 and 101,325 shares of common stock vesting within 60 days of April
               30, 2005 pursuant to Mr. Condo's deferred stock agreement. In accordance with the terms of the deferred stock agreement, 150,000 shares vested on May 20, 2005 and the Company withheld
               48,675 of the shares to fulfill Mr. Condo's tax obligation with respect to the award.

          (14) Includes outstanding options to purchase 75,000 shares, which were exercisable on or within 60 days of April 30, 2005.

          (15) Includes outstanding options to purchase 87,499 shares, which were exercisable on or within 60 days of April 30, 2005.

          (16) Includes outstanding options to purchase 2,441,283 shares, which were exercisable on or within 60 days of April 30, 2005 and 101,325 shares of common stock constituting a portion of a grant of deferred shares to Mr. Condo which vest within 60 days of April 30, 2005 (See footnote (13)). Also includes the shares held by the entities described in footnotes (5), (6) and (9) above deemed to be beneficially owned by Herbert A. Allen, Herbert A.
               Allen III and Donald R. Keough, respectively.


Report of the Compensation Committee

     The following is the report of the Compensation Committee of the Board of Directors of Convera, describing the compensation policies and rationale applicable to Convera's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended January 31, 2005. The Compensation Committee of the Board of Directors is composed entirely of directors who have never been employees of the Company. As members of the Compensation Committee, it is our duty to set compensation policies applicable to Convera's executive officers and to evaluate the performance of Convera's executive officers. The Compensation Committee is responsible for setting and administering the policies and programs that govern annual compensation and long-term incentives. The foundation of the executive compensation program is based on principles designed to align compensation with the Company's business strategy, values and management initiatives. The program:

          o integrates compensation programs which link compensation with the Company's annual strategic planning and measurement processes;

          o supports a performance-oriented environment that rewards actual performance that is related to both strategic goals that cannot be measured by traditional accounting tools and performance of the Company as compared to that of the Company's annual financial objectives; and

          o helps attract and retain key executives who are critical to the long-term success of the Company.

     In order to further these objectives, for fiscal year 2005, executive officer compensation included three components: (1) base salary (2) an annual incentive bonus and (3) a long-term incentive award for the Company's three executive officers. The compensation policy of Convera is that a substantial portion of the annual compensation of each executive officer should relate to and be contingent upon the performance of Convera, as well as the individual contribution of each executive officer. In addition, the Compensation Committee believes that the total compensation package must be competitive with other companies in the industry to ensure that Convera can continue to attract, retain and motivate key executives who are critical to the long-term success of Convera. The Compensation Committee does not employ outside consultants or utilize specific compensation surveys in evaluating competing company compensation policies or financial performance. Instead, the Compensation Committee members rely on their own experience and knowledge of Convera and its industry, as well as that of management and other board members, in evaluating such factors.

     Base Salary. The Compensation Committee determines the salary ranges for each of the executive officer positions based upon the scope, level, and strategic impact of the position, and on the historical pay levels of the particular executive officers, as well as information they may have for similarly positioned executive officers in comparable companies. Annual salary adjustments recognize sustained individual performance by the executive, with overall salary increase funding levels sensitive to both the individual's and the Company's performance. The Compensation Committee presents the salary recommendations for the Company's executive officers to the Board of Directors for approval. These salary recommendations are based on the executive's contribution to the Company, experience and expertise. There are no individual performance matrices or pre-established weightings given to each factor.

     Annual Incentive Bonus. The annual incentive bonus program provides for cash awards based upon achievement of certain corporate and business goals set at the beginning of the year, the individual's level of responsibility and the individual's personal performance. Under Convera's bonus plan, bonuses are paid based upon Convera attaining certain sales, profitability and strategic goals and on each officer's individual contribution to Convera's attainment of such goals. For fiscal year 2005, 50% of each executive officer's potential bonus was based on the achievement of corporate revenue goals and 50% was based on the achievement of corporate profitability goals. The percentage of bonus received does not directly correspond to the percentage of the revenue target achieved. For example, Convera must meet at least 90% of the revenue target for the officers to receive any of their revenue bonus, and the bonus percentage received scales upward depending on the percentage of the revenue target attained. The Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer were eligible to receive a maximum of 100% of the bonus potential. There is a similar scale for corporate profitability. The revenue and corporate profitability targets are derived from the annual operating budget that is approved by the full Board of Directors. For fiscal year 2005, the Chief Executive Officer earned 20% of his original, maximum annual bonus potential. The Chief Operating Officer earned 40% of his original, maximum annual bonus potential. The Chief Financial Officer earned 27% of his original, maximum annual bonus potential. The payments for fiscal 2005 represented partial achievement of the objectives for the first quarter of fiscal 2005 for the Chief Executive Officer. Payments to the Chief Operating Officer were remitted for the second and third quarters of fiscal 2005 and totaled $36,000, while the remaining $54,000 was earned per his at-will employment agreement. Payments to the Chief Financial were remitted for the attainment of fourth quarter objectives for fiscal 2005.

     Long-Term Incentive Award. For fiscal year 2005, long-term compensation for the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer consisted of stock option grants to purchase 750,000, 300,000 and 400,000 shares, respectively. The size of the grants was based on the Compensation Committee's evaluation of the Company and individual performance factors.

     Compensation of the Chief Executive Officer. Mr. Condo's annual base salary for the fiscal year ended January 31, 2005 was $480,000. Mr. Condo's salary was determined following discussions between Mr. Condo and the Compensation Committee. As with each executive officer, 50% of Mr. Condo's quarterly potential bonus for fiscal 2005 was based on the achievement of corporate revenue goals and 50% was based on the achievement of corporate profitability goals. Mr. Condo was paid a bonus of $39,000 for the achievement of certain first quarter fiscal year 2005 goals; Mr. Condo's bonus amount represented approximately 20% of the maximum annual bonus target for fiscal 2005 established by the Compensation Committee and reflected Convera's ability to meet a portion, but not all, of its revenue and net income targets. Mr. Condo was also awarded an option to purchase 750,000 shares of common stock subject to the satisfaction of certain performance criteria relating to the Company's new web indexing initiative. Such performance criteria were subsequently satisfied on February 1, 2005. All of the foregoing actions of the Compensation Committee were ratified by the non-interested members of the Board of Directors.

     This  report  is   submitted  by  the  members  of  the  Fiscal  Year  2005
Compensation Committee:

                                            Mr. Herbert A. Allen (Chairman)
                                            Mr. Stephen D. Greenberg

Report of the Audit Committee

     The Audit Committee of the Board of Directors is comprised of three independent directors under the applicable rules of the Securities and Exchange Commission and Nasdaq, Messrs. Jacobs, Rickertsen, and White. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with Ernst & Young LLP, the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards including Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP the auditors' independence from management and the Company including the matters in the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and considered the compatibility of nonaudit services with the auditors' independence.

     The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for the audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 31, 2005 for filing with the SEC. Each year, the Audit Committee recommends to the Board of Directors the selection of Convera's independent auditors. The Audit Committee and the Board of Directors have recommended the selection of Ernst & Young LLP as the Company's independent auditors for fiscal year 2006.

     This report is submitted by the members of the Fiscal Year 2005 Audit Committee.

                                         Mr. Jeffrey White (Chairman)
                                         Mr. Eli S. Jacobs
                                         Mr. Carl J. Rickertsen

Independent Auditor Fees


     On the recommendation of the Audit Committee of the Board of Directors, the Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 31, 2006. Representatives of Ernst & Young are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

     The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for the fiscal years ended January 31, 2005 and 2004.

                                                     2005           2004

Audit Fees(1)                                         $299,332      $ 662,225
Audit-Related Fees(2)                                   30,951         16,700
Tax Fees(3)                                             30,500         49,480
Other Fees                                                   0              0
                                                     _________       ________
                                         Total        $360,783      $ 728,405


_____________________


          (1) Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of the Company's quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

          (2) Audit-related fees generally include fees for audits of the Company's benefit plans, accounting advisory fees related to transactions impacting the Company's financial statements and auditor consents required to be included in certain filings with the SEC.

          (3)  Tax  fees   principally   included  tax  advisory  fees  and  tax
               compliance fees.

     The Audit Committee has concluded that the provision of non-audit services listed above is compatible with maintaining the independence of Ernst & Young LLP. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company's independent auditors and associated fees, provided that the Chair shall report any decision to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

Performance Graph

     The following graph is a comparison of the cumulative total return to shareholders of the Company's common stock at January 31, 2005 since January 31, 2000 to the cumulative total return over such period of (i) the NASDAQ Stock Market-U.S., and (ii) the Standard & Poor's Information Technology Index, assuming an investment in each of $100 on January 31, 2000 and the reinvestment of dividends. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company
specifically   incorporates   it  by  reference   into  such  filing.


 [GRAPHIC
OMITTED][GRAPHIC OMITTED]

Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and regulations of the SEC thereunder require the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that during or with respect to the period from February 1, 2004 to January 31, 2005, all of the Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were complied with on a timely basis except for the following filings: (1) a Form 4 filing by each of Jeffrey White, Eli Jacobs, Steven Samowich and John Polchin in connection with grants of stock options, (2) two Form 4 filings by Carl Rickertsen in connection with two grants of stock options, (3) a Form 4 filing by each of Patrick Condo and James Buchanan, the Company's former Chief Operating Officer, in connection with grants of deferred stock and (4) a Form 3 filing by Steven Samowich upon becoming the Company's Chief Operating Officer.

Shareholder Proposals To Be Presented At Next Annual Meeting

     In order to be considered for inclusion in the proxy materials to be distributed in connection with next year's Annual Meeting, shareholder proposals for such meeting must be received by the Company at its principal office no later than January 31, 2006 and must satisfy the conditions established by the SEC for shareholder proposals. If a shareholder intends to submit a proposal at next year's Annual Meeting, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the shareholder must give appropriate notice to the Company not later than April 14, 2006. As to all such matters which the Company does not have notice on or prior to April 14, 2006, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2006 Annual Meeting to vote on such proposal.

                                  OTHER MATTERS

Expenses of Solicitation

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the entire cost of such solicitation will be borne by the Company. Proxies may also be solicited by directors, officers and employees of the Company, without additional compensation, by personal interview, telephone and facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in connection therewith.


Discretionary Authority

     The Annual Meeting is called for the specific purposes set forth in the Notice of Meeting and discussed above, and also for the purpose of transacting such other business as may properly come before the Annual Meeting. At the date of this Proxy Statement, the Company does not expect that any other matters will be submitted for consideration at the Annual Meeting other than those specifically referred to above. If any other matters properly come before the Annual Meeting, the proxy holders will be entitled to exercise discretionary authority to the extent permitted by applicable law.


                 By Order of the Board of Directors,

                 John R. Polchin
                 Executive Vice President, Chief Financial Officer, Treasurer & Secretary

                 Dated:    May 31, 2005

PROXY                        CONVERA CORPORATION PROXY                   PROXY

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182

     The undersigned holder of Common Stock of Convera Corporation (the "Company") hereby constitutes and appoints Patrick C. Condo and John R. Polchin and each of them, attorneys and proxies with full power of substitution to each, for and in the name of the undersigned to vote the shares of Common Stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the Company's corporate headquarters located at 1921 Gallows Road, Suite 200, Vienna, Virginia 22181 on Tuesday, July 12, 2005 at 10:00 a.m., local time, or at any and all adjournments thereof, on all matters as may properly come before the meeting. The undersigned hereby revokes any and all proxies heretofore given with respect to such meetings.

     Each of such attorneys and proxies present at the meeting shall and may exercise the powers granted hereunder.

     Receipt is acknowledged of the Notice of Annual Meeting of Shareholders dated May 31, 2005 and the Proxy Statement accompanying said notice.

     Said attorneys are hereby instructed to vote as specified below. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 BELOW.

     1. Election of the following ten (10) nominees to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified.


Nominees:       Ronald J. Whittier      Herbert A. Allen        Herbert A. Allen III      Patrick C. Condo
                Stephen D. Greenberg    Eli S. Jacobs           Donald R. Keough         William S. Reed
                Carl J. Rickertsen      Jeffrey White



                                                                              _________________________________________
____ FOR ALL NOMINEES         ____ WITHHOLD AUTHORITY FOR ALL NOMINEES               TO WITHHOLD
                                                                                     AUTHORITY FOR
                                                                                     ANY INDIVIDUAL
                                                                                     NOMINEE, WRITE
                                                                                     THAT NOMINEE'S
                                                                                     NAME IN THE
                                                                                     SPACE PROVIDED
                                                                                     ABOVE.


2. In their discretion, to vote upon such other matters as may properly come before the meeting.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                        Dated:                        , 2005
                                                     -----------------------


                                               -----------------------------
                                                                   Signature

                                --------------------------------------------
                                                Signature(s) if held jointly

Please sign your name as it appears hereon. In the case of joint owners or tenants in common, each should sign. If signing as a trustee, guardian or in any other representative capacity or on behalf of a corporation or partnership, please indicate your title.